                                                                Exhibit 10.21(a)


                               AMENDMENT NO. 1 TO
                                 LOAN AGREEMENT


     THIS AMENDMENT NO. 1 TO LOAN AGREEMENT ("this Amendment"), dated as of December 31, 1994, by and between ALKERMES, INC., a Pennsylvania corporation, ALKERMES INVESTMENTS, INC., a Delaware corporation (jointly and severally, the "Borrower"), and THE DAIWA BANK, LIMITED, a Japanese banking corporation (the "Bank"),

                                  WITNESSETH:


     WHEREAS, the Borrower and the Bank are parties to that certain Loan Agreement dated as of December 30, 1993 (the "Loan Agreement"); and

     WHEREAS, the Borrower has requested the Bank to amend the terms of the Loan Agreement to revise one of the financial covenants; and

     WHEREAS, the Bank has agreed to amend the Loan Agreement on the terms and conditions stated herein;

     NOW THEREFORE, the Borrower and the Bank agree, for good and valuable consideration, as follows:

     SECTION 1. DEFINITIONS. All terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     SECTION 2.  AMENDMENTS TO LOAN AGREEMENT.
                 ----------------------------

(a) Subsection (i) of Section 5.10 of the Loan Agreement is hereby deleted in its entirety and the following subsection is hereby inserted in replacement thereof:

          "(i) a minimum Net Worth, as reported on a quarterly basis, of $20 million, provided, however, that, in computing Net Worth for the purposes of this subsection, the principal balance of and accrued interest on the Convertible Promissory Note dated January 9, 1995 in the face amount of $3,500,000 payable to Genentech, Inc. which was issued pursuant to a Note Purchase Agreement dated January 9, 1995 shall be excluded from Total Liabilities;"

(b) Subsection (ii) of Section 5.10 of the Loan Agreement is hereby deleted in its entirety and the following subsection is hereby inserted in replacement thereof:
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Amendment No. 1 To Loan Agreement
Page 2

          "(ii) a minimum ratio of Total Liabilities (exclusive of deferred revenues from Alkermes Clinical Partners, L.P. and loans received and interest accrued thereon from counterparties to collaborative agreements which are convertible, at the option of the Borrower, into shares of stock of Alkermes) to Net Worth, as reported on a quarterly basis, of .5:1;"

     SECTION 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that all representations and warranties of the Borrower contained in Article III of the Loan Agreement are true and correct on and as of the date hereof as though made on and as of said date (except those representations and warranties made as of a specified date, which are true and correct as of such date).

     SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions:

(a) The Bank shall have received a counterpart of this Amendment duly executed by the Borrower and the Bank.

(b) No material adverse change shall have occurred in the business or financial condition of the Borrower.

(c) No event of Default or event which with the giving of notice or the passage of time or both would become an Event of Default shall have occurred or be continuing.

     SECTION 5. No Waiver. Nothing contained herein nor any action taken by the Bank or the Borrower in connection with this Amendment or any other action contemplated hereby shall in any event be construed or deemed to constitute a waiver of any past, present or future Event of Default (including any Event of Default relating in any way to matters previously advised to the Bank or as to which the Bank has actual notice).

     SECTION 6. Entire Agreement. This Amendment represents the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any and all oral or written agreements or understandings relating to the subject matter hereof.

     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                       2
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Amendment No. 1 To Loan Agreement
Page 3


     SECTION 8. Severability. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 9. Continued Validity. Except as expressly amended and modified as set forth in this Amendment, the Loan Agreement is in all respects ratified and confirmed and all of the provisions thereof shall remain in full force and effect.

     SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment as of the date and year first above written.

ATTEST:                       ALKERMES, INC., a Pennsylvania
                              corporation


By:/s/ Patricia L. Allen      By: /s/ Michael Landine
   ---------------------          ---------------------------
Title:Assistant Secretary     Title: CFO and VP Finance
                                     ------------------------


ATTEST:                       ALKERMES INVESTMENTS, INC., a
                              Delaware corporation


By: /s/ Patricia L. Allen     By: /s/ Michael Landine
    ---------------------         --------------------------
Title:Assistant Secretary     Title: CFO and VP Finance
                                     -----------------------


                              THE DAIWA BANK. LIMITED, a
     Signature                Japanese banking corporation
      Verified
      /s/ DE
                              By: /s/ Daniel G. Eastman
                                  -------------------------------
                              Title: Vice President and Manager
                                     ----------------------------


                              By: /s/ Stephen F. Sullivan
                                  ---------------------------
                              Title: EO
                                     ------------------------

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